UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest evented): December 20, 2000


                                 TRADAMAX GROUP
               --------------------------------------------------
                           A Development Stage Company
               (Exact Name of Registrant as Specified in Charter)


               Nevada                   0-27733            77-0497976
    ----------------------------    -------------     --------------------
    (State or Other Jurisdiction      (Commission         (IRS Employer
          of Incorporation)          File Number)      Identification No.)


                  100 Park Royal, Vancouver BC, Canada, V72-1C5
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 604-925-5400

Item 1   CHANGES IN CONTROL OF REGISTRANT

         See Note 5

Item 2   ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

Item 3   BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

Item 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

Item 5   OTHER EVENTS

         Pursuant to action by the Board of Directors of Tradamax Group, formerly Tradamax (Asia) Group, ("Registrant") entered into an Acquisition Agreement ("Agreement"), Dated as of November 20, 2000, and amended on December 20, 2000, pursuant to which it implemented a series of transactions, which were completed at year end.

         Under the Agreement, the Registrant exchanged a total of 38.0 million of its Common Shares, $.001 par value ("Tradamax Common Stock") and 1,000,000 of its newly authorized Series A Preferred Stock, $10.00 stated value per share ("Series A Preferred Stock") and assumed debt of $4.0 million for a perpetual license for the Octapuss Technology platform .

         All of the  securities  issued and  exchanged in the  transactions  are restricted securities. Prior to the transaction, there were 12.0 million shares of Common Stock outstanding. The Series A Preferred Stock is convertible in four years to Common Stock at market price, solely at the option of the Registrant.

         On January 12, 2001, the Company changed its trading symbol to "TDMX", and affected a 1 for 4 reverse split of its Common Stock and subsequently issued an additional 4.0 million restricted Common Shares on cancellation of the assumed debt. After the completion of the transaction, there are now 16,500,000 Common Shares issued and outstanding..

         The transaction, provides the Registrant with access to the Octapuss interactive sales platform and global supply chain management system which, when combined with the advanced end to end (e2e) Market System capabilities being developed, will allow the Registrant to offer its customers complete Internet technology and sophisticated platforms for online markets.

         The Registrant is implementing a business plan that builds on its offering of e2e Market Systems for coffee, rice and grains and the refocusing of the business efforts, as appropriate. In that connection, the Registrant intends to pursue a financing of up to $25 million through a private placement of convertible preferred equity and debt securities of the Registrant, although no assurance can be given that the Registrant will be successful in arranging for this private placement.

         In addition, in the transaction, CybaVest Hong Kong Ltd, an affiliated entity which serves as a custodian for a group of certain individuals and entities which made a substantial investment in the Octapuss technology development in 1999-2000, has recommended to its group participants that they purchase up to $5.0 million of Preferred Shares of the Registrant on terms comparable to the investors in the contemplated private placement.

         As a result of the transactions, and as reflected in the pro forma balance sheet included herein, Management of the Registrant believes it now meets or exceeds all of the net tangible asset requirements for listing on the AMEX or NASDAQ Small Caps Market, and Registrant plans to complete its audited statements as soon as possible and make application to list on either market.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         In connection with the Transactions noted in Item 5, certain of the directors of the Registrant resigned. Such resignations did not arise because of any disagreement with the Registrant.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Statement 1: PRO FORMA balance sheet of the Registrant at November 30, 2000 giving effect to the Transactions described in item 5.


                                 TRADAMAX GROUP
                             PRO FORMA BALANCE SHEET
                                 (in thousands)
                                   (unaudited)

         Assets                                                    Sept 30, 2000   Nov 30, 2000
         ------                                                        Actual        Proforma
                                                                   ------------    ------------

Cash, Cash equivalents and Marketable Securities (Note 1)                  --      $      2,650

Accounts Receivable, Net, and Prepaid Expenses (Note 1)                    --               281

Property and Equipment, Net                                                --             1,483

Investments, at cost (Note 1)                                              --            10,300

Motion Picture and Television rights                               $         13            --
                                                                   ------------    ------------
                                                                   $         13    $     14,714

Liabilities and Stockholders' Equity

Accounts Payable and Accrued Expenses                              $          8    $        228

Notes, Debentures and Leases Payable (Note 4)                              --               908
                                                                   ------------    ------------
Total Liabilities                                                             8           1,136
                                                                   ------------    ------------
Preferred  Stock,  $ .001 par  value; 100,000,000
shares authorized, 1,000,000 shares $10.00 stated
value issued  and outstanding                                              --                 1

Note Receivable for Preferred Stock  (Note 1)                              --            (4,000)

Common Stock, $.001 par value; 100,000,000 shares
authorized, 16,500,000 shares issued and outstanding
(Note 3)                                                                     12              17

Additional Paid-in Capital                                                    1           4,900

Retained Earnings (Deficit)                                                  (8)         12,660

                  Total Stockholders' Equity                                  5          13,578
                                                                   ------------    ------------
                                                                   $         13    $     14,714
                                                                   ------------    ------------

   The accompanying notes are an integral part of this Proforma Balance Sheet.

                                 TRADAMAX GROUP

                          (A Development Stage Company)

                         NOTES TO PROFORMA BALANCE SHEET

                             AS OF NOVEMBER 30, 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



         This summary of accounting policies for Tradamax Group, formerly Tradamax (Asia) Group, is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         The unaudited proforma financial statements as of November 30, 2000 reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position. Operating results for interim periods are not necessarily indicative of the results, which can be expected for full years.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Nevada on October 9, 1996. The Company ceased all operating activities during the period from October 29, 1996 to July 9, 1999 and was considered dormant. On July 9, 1999, the Company obtained a Certificate of renewal from the State of Nevada. Since July 9, 1999, the Company was in the development stage.

Nature of Business

         The Company has positioned itself to evolve into a vertically integrated, diversified global provider of e2e market systems and transaction platforms. The Company intends to acquire a number of diversified online exchanges that will allow for the pursuit of opportunities in the rice, cotton, cocoa, wool and paper industries.

Foreign Currency Translation

         The functional currency of the Company is United States dollars. Balance sheet accounts generated in Australia or Canada are translated to U.S. dollars at the current exchange rate as of the balance sheet date. Income statement items are translated at average exchange rates during the period. The resulting translation adjustment is recorded as a separate component of stockholders' equity.

Intangible Assets

         The Company identifies and records impairment losses on intangible assets when events and circumstances indicate that such assets might be impaired. The Company considers factors such as significant changes in the regulatory or business climate and projected future cash flows from the respective asset. Impairment losses are measures as the amount by which the carrying amount of intangible asset exceeds its fair value.

                                 TRADAMAX GROUP

                          (A Development Stage Company)

                         NOTES TO PROFORMA BALANCE SHEET

                             AS OF NOVEMBER 30, 2000

Reclassification

         Certain reclassifications have been made in the 2000 and 1999 financial statements to conform with the November 30, 2000 presentation.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The Preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INCOME TAXES

         As of November 30, 2000, the Company had a net operating loss carry-forward for income tax reporting purposes of approximately $3,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has only recently begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         The Company Leases 15,000 square feet of office space in West Vancouver for which total annual expenditure is approximately $244,480.00.

NOTE 5 - STOCK SPLIT AND NAME CHANGE

         The Board of Directors authorized a name change to Tradamax Group, a symbol change to "TDMX" and a 1 for 4 stock split, which was effective on January 12, 2001, following which there are 16,500,000 shares issued and outstanding.

         All references in the accompanying financial statements to the number of common shares and per-share amounts for 2000 and 1999 have been restated to reflect the stock split.

                                 TRADAMAX GROUP

                          (A Development Stage Company)

                         NOTES TO PROFORMA BALANCE SHEET

                             AS OF NOVEMBER 30, 2000

Plan of Operation

         The Company intends to acquire an interest in one or more business opportunities and is currently negotiating the purchase of other online trading exchanges and technologies.

         The Company may incur significant post-merger or acquisition registration costs in the event management wishes to register a portion of their shares for subsequent sale. The Company will also incur significant legal and accounting costs in connection with the acquisitions including the costs of preparing post-effective amendments, agreements and related reports and documents.

         The Company will not have sufficient funds unless it is able to raise funds in private placement to undertake any significant development, marketing the products acquired. Accordingly, following the acquisition, the Company will, be required to either seek debt or equity financing or obtain funding from third parties. There is no assurance that the Company will be able either to obtain additional financing or interest third parties in providing funding for the further development, marketing and of its business.

Liquidity and Capital Resources

         The Company has met its capital requirements through the sale of its Common and Preferred Stock.

         After the completion of its expansion plans, the Company expects future development and expansion will be financed through cash flow from operations and other forms of financing such as the sale of additional equity and debt securities and other credit facilities. There are no assurances that such financing will be available on terms acceptable or favorable to the Company.

Government Regulations

         The Company is subject to all pertinent Federal, State, and Local laws governing its business. The Company is subject to licensing and regulation by a number of authorities in its Province (State) or municipality. These may include health, safety, and fire regulations. The Company's operations are also subject to Federal and Sate minimum wage laws governing such matters as working conditions and overtime.

Competition

         The Company faces competition from a wide variety of entertainment distributors, many of which have substantially greater financial, marketing and technological resources than the Company.

Employees

         As of November 30, 2000, the Company had 20 employees.

PART II - OTHER INFORMATION


Item 1.  Legal Proceedings

         The Company is not engaged in any legal proceedings other than the ordinary routine litigation incidental to its business operations, which the Company does not believe, in the aggregate, will have a material adverse effect on the Company, or its operations.

Item 2.  Changes in Securities

         None.

Item 3.   Defaults Upon Senior Securities

         None.

Item 4.  Submission of Matters to a Vote of Security Holders.

         None.


Item 8.  CHANGE IN FISCAL YEAR

         The Companies Board of Directors authorized a change in fiscal year end to June 30.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

         Not applicable

                                   SIGNATURES

                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 , the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRADAMAX GROUP

Dated: January 12, 2001              By: /s/Joseph L. Searles, III
                                         -------------------------
                                            Joseph L. Searles, III
                                            (Principle Executive Officer)

Dated: January 12, 2001              By:  /s/Joseph L. Searles, III
                                         -------------------------
                                             Joseph L. Searles, III
                                            (Principle Financial and
                                             Accounting Officer)